Exhibit 10.193

CHANGE IN TERMS AGREEMENT Principal I Loan Date IMaturity I$5,000 000.00 02-10-2020 05-10-2022Loan No ICall/ Coll 8100 IAccount I Officer IInitials 433 References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "'***"" has been omitted due to text length limitations. Borrower: Lodging Fund REIT Ill OP, LP 1635 43rd Street South, Suite 205 Fargo, ND 58103 Principal Amount: $5,000,000.00 Lender: Western State Bank West Fargo P.O. Box 617 755 13th Ave E West Fargo, ND 58078 Date of Agreement: May 5, 2022 DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note number 4012114 dated February 10, 2020 in the original amount of $5,000,000.00 (Revolving Line of Credit) with a current principal balance of $0.00. DESCRIPTION OF CHANGE IN TERMS. 1.CHANGE OF MATURITY DATE. Extend the maturity date of the above listed Promissory Note from May 10, 2022 to December 15, 2022, atwhich time all outstanding principal plus all accrued unpaid interest will be due.2. PAYMENT SCHEDULE. Borrower will continue to pay regular monthly payments of all accrued unpaid interest due as of each payment date,beginning May 10, 2022, with all subsequent interest payments to be due on the same day of each month after that; 1 final payment of alloutstanding principal plus all accrued unpaid interest will be due at maturity.3.CONDITIONS PRECEDENT. As a Condition Precedent to the effectiveness of this Change in Terms Agreement, Borrower agrees to pay lender a modification recording fee of $66.00.CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions. PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT. /s/ Corey Maple/s/ Corey Maple/s/ Corey Maple

Loan No: 4012114 LENDER: WESTERN STATE BANK CHANGE IN TERMS AGREEMENT (Continued) LaurPro, VfJI. 21.2,0.029 Copr. FlnHIIB USA Corporaloo 1987, 2022. All Rfuh18 RaN,ved • NO C:\I.ASERPRO\CFl'U'l.'020C FC TR◄&41 Page 2 /s/ Dan Jacobson

CERTIFICATION OF BENEFICIAL OWNER(S) Principal I Loan Date I Maturity I$5,000,000.00 02-10-2020 05-10-2022 Loan No ICall/ Coll 8100 IAccount I Officer IInitials 433 References in the boxes above are for use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations. Persons opening an account on behalf of a legal entity must provide the following information: a. Name and Tille of Natural Person Opening Account:Corey R. Maple, Chief Executive Officer of Lodging Fund REIT Ill, Inc.b.Name, Type, and Address of Legal Entity for Which the Account is Being Opened:Lodging Fund REIT Ill OP, LP, Partnership; 1635 43rd Street South, Suite 205; Fargo, ND 58103c.The following information for each individual, if any, who, directly or indirectly, through any contract, arrangement, understanding,relationship or otherwise, owns 25 percent or more of the equity interests of the legal entity listed above:Not Applicabled.The following information for one individual with significant responsibility for managing the legal entity listed above, such as:D An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, ManagingMember, General Partner, President, Vice President, Treasurer); or iRI Any other individual who regularly performs similar functions.(If appropriate, an individual listed under section (c) above may also be listed in this section (d)).Name/Title Corey R. Maple, Chief Executive Officer s.Street Address)For U.S. Persons 1Dr S, Fargo, ND 58104, USA 474-82-1583 For Non-U.S. Persons2 ereby certify, to the best of my knowledge, that the information provided above is , LP, I agree to notify the financial institution of any change in such information. 5 / 4 / Zot-1-Date Fund REIT Ill, Inc. 1 U.S. Persons must provide a Social Security Number. 2Non-U.S. Persons must provide a Social Security Number, passport number and country of issuance, or similar identification number. In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard. Legal Entity Identifier: _______________________________ (Optional) LaurPro, Ver. 21 2.0.029 CoJ)r. Flna■lra USA CorparaUon 1997, 2022_ All Rights Reserved. • ND C:ILASERPRO\CFN..PL\COBO FC TR4641 PR-5 /s/ Corey Maple

Loan No: 4012114 MODIFICATION OF MORTGAGE (Continued) MODIFICATION. Lender and Grantor hereby modify the Mortgage as follows: Extend the maturity date from May 10, 2022 to December 15, 2022. Page 2 CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Mortgage shall remain unchanged and in full force and effect and are legally valid, binding, and enforceable in accordance with their respective terms. Consent by Lender to this Modification does not waive Lender's right to require strict performance of the Mortgage as changed above nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Mortgage (the "Note"). It is the intention of Lender to retain as liable all parties to the Mortgage and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Mortgage does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions. GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF MORTGAGE AND GRANTOR AGREES TO ITS TERMS. THIS MODIFICATION OF MORTGAGE IS DATED MAY 5, 2022. GRANTOR: LF3 CEDAR RAPIDS, LLC LODGING FUND REIT Ill LLC /s/ Corey Maple

Loan No: 4012114LENDER:WESTERN STATE BANKMODIFICATION OF MORTGAGE (Continued) Page 3LIMITED LIABILITY COMPANY ACKNOWLEDGMENT STATE OF _N...__o_l'_¼ __ 'D_°'_--couNTY OF -----s----='--------)ss )This record was acknowledged before me on l-'\ 4 , 20 2 2.. by Corey R.Maple, Chief Executive Officer of Lodging Fund REIT Ill, nc., General Partner of Lodging Fund REIT IllOP, LP, Sole Member of LF3 Cedar Rapids, LLC.JENNIFER MOUM Notary Public State of North Dakota My Commission r the State of )4 D pires f\::vy-i \ i. '5 l '2L> Zv /s/ Jennifer Moum /s/ Dan Jacobson

/s/ Brianna Bjerken

Loan No: 4012114 MODIFICATION OF MORTGAGE (Continued) Page 2 accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Mortgage does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions. GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF MORTGAGE AND GRANTOR AGREES TO ITS TERMS. THIS MODIFICATION OF MORTGAGE IS DATED MAY 5, 2022. GRANTOR: LF3 EAGAN, LLC LENDER: WESTERN STATE BANK This Modification of Mortgage was drafted by: Michele Walter, Business Banking Associate Western State Bank P.O. Box 617 West Fargo, ND 58078 /s/ Corey Maple /s/ Dan Jacobson

/s/ Jennifer Moum /s/ Brianna Bjerken